Provisions	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
Provisions	Provisions:

	Restructuring	Warranty	Onerous	Contingent
Balance	provision	provision	contracts	consideration	Total
At January 1, 2024	$422	$14,997	$6,300	$78	$21,797
Provisions made during year	14,706	6,364	3,855	—	24,925
Provisions used/paid during year	(6,849)	(4,369)	—	(100)	(11,318)
Provisions reversed/expired during year	—	(4,182)	(713)	—	(4,895)
Effect of movements in exchange rates	(226)	84	18	22	(102)
At December 31, 2024	8,053	12,894	9,460	—	30,407
Provisions made during year	18,844	6,758	—	—	25,602
Provisions used/paid during year	(20,820)	(4,428)	—	—	(25,248)
Provisions reversed/expired during year	(727)	(1,620)	(8,550)	—	(10,897)
Effect of movements in exchange rates	540	(37)	19	—	522
At December 31, 2025	$5,890	$13,567	$929	$—	$20,386
Restructuring provision
During the year ended December 31, 2025, the Corporation accrued additional restructuring expenses in provisions and other current liabilities, consisting primarily of amounts incurred related to a July 2025 corporate restructuring initiative including costs related to the Chief Executive Officer ("CEO") transition and other personnel severance costs, certain contract exit and modification costs, and related consulting and advisory services. This provision is adjusted as actual costs are incurred and expended each quarter.
During the year ended December 31, 2024, the Corporation accrued restructuring expenses in provisions and other current liabilities, related primarily to a September 2024 global corporate restructuring initiative consisting of cost reduction measures including a reduction in workforce, a rationalization of products and product development programs, and a reduction or cancellation of certain capital projects. This provision is adjusted as actual costs are incurred and expended each quarter.
As at December 31, 2025, restructuring costs totalling $5,890,000 (December 31, 2024 - $8,053,000) remain accrued.
Warranty provision
The Corporation recorded warranty provisions of $6,758,000 (2024 - $6,364,000), comprised of $4,427,000 (2024 - $6,304,000) related to new product sales and $2,331,000 (2024 - $60,000) related to upward warranty adjustments. This was offset by warranty expenditures of $4,428,000 (2024 - $4,369,000) and downward warranty adjustments of $1,620,000 (2024 - $4,182,000), due primarily to contractual expirations and changes in estimated and actual costs to repair. As at December 31, 2025, total warranty provision of $13,567,000 (2024 - $12,894,000) has been accrued in provisions and other current liabilities.
Onerous Contracts
Upon completion of a review of the Corporation's "open" contracts as of December 31, 2025, total onerous contract costs of $929,000 (2024 - $9,460,000) have been accrued in provisions and other current liabilities.
The Corporation will continue to review open contracts on a quarterly basis to determine if any ongoing or new contracts become onerous, and if any of the underlying conditions or assumptions change which would require an adjustment to the accrued provision.
Contingent Consideration
During the year ended December 31, 2024, the Corporation made cash payments totalling $100,000 upon successful achievement of certain performance milestones, related to the post-acquisition restructuring of operations at Ballard Motive Solutions in the UK in 2022 (note 27). The contingent consideration has been fully paid.